EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Dais Analytic Corporation, (the “Company”) for the period ended June 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that to our knowledge:

(1)	The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 21, 2017	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President, Chief Executive Officer and Principal Executive Officer

Date: August 21, 2017	/s/ Timothy N. Tangredi
Timothy N. Tangredi
President and Chief Executive Officer
(Principal Financial and Accounting Officer)